UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2020

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2020, Northern Trust Corporation (the “Company”) filed a Certificate of Elimination of Series C Non-Cumulative Perpetual Preferred Stock (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware (the “Secretary of State”) to eliminate its Series C Non-Cumulative Perpetual Preferred Stock (the “Series C Preferred Stock”), whose outstanding shares the Company redeemed effective January 1, 2020, as previously disclosed. The filing of the Certificate of Elimination was authorized by the Board of Directors of the Company in accordance with the General Corporation Law of the State of Delaware. The Certificate of Elimination, effective upon filing, had the effect of eliminating from the Restated Certificate of Incorporation of the Company all matters set forth in the Certificate of Designation of the Series C Preferred Stock with respect to such series, which was previously filed by the Company with the Secretary of State on August 4, 2014 (the “Certificate of Designation”). Accordingly, the 16,000 shares of Series C Preferred Stock previously authorized for issuance under the Certificate of Designation resumed their status as authorized but unissued shares of preferred stock of the Company upon filing of the Certificate of Elimination.

A copy of the Certificate of Elimination is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Certificate of Elimination of Series C Non-Cumulative Perpetual Preferred Stock of Northern Trust Corporation, dated July 21, 2020.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date:	July 24, 2020	By:	/s/ Susan C. Levy
Susan C. Levy
Executive Vice President, General Counsel and Corporate Secretary